23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-3 (No. 333-17683 and 333-58286) and the Registration Statements on Form S-8 (Nos. 33-93658, 333-62497, 333-43452, and 333-89284) of
ParkerVision, Inc. and its subsidiary of our report dated March 27, 2003 relating to the consolidated financial statements and consolidated financial statement schedule, which appears in this Form10-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Jacksonville, Florida
March 27, 2003